SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 1998

                            ESSEX COUNTY GAS COMPANY
             (Exact name of registrant as specified in its charter)

Massachusetts                       0-11                    04-142 7020

(State or other                   Commission File Number          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



7 North Hunt Road, Amesbury, Massachusetts            01913

(Address of principal executive offices)              (Zip Code)


Registrant's Telephone Number, including area code: (978) 388-4000



                                      None
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

            On June 24, 1998, shareholders of Essex County Gas Company (the "Company") approved the Agreement and Plan of Merger (the "Merger Agreement") dated as of December 19, 1997, by and between the Company and Eastern Enterprises. A press release announcing such approval is attached hereto as
Exhibit 1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

Exhibit 1. Press Release issued by the Company on June 24, 1998.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 29, 1998

                                    ESSEX COUNTY GAS COMPANY


                                    By:  /s/  James Hastings
                                         Name:  James Hastings
                                         Title: Vice President and Treasurer

                                  EXHIBIT LIST



Exhibit 1. Press Release issued by the Company on June 24, 1998.